Exhibit 99.1

Stardust Power Secures up to $10.0 Million in Financing

GREENWICH, Conn. – Date February 18, 2026 – Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or the “Company”), an American developer of battery-grade lithium carbonate, today announced it has secured up to $10.0 million in common equity financing (the “Equity Facility”). The Company has entered into a common stock purchase agreement with B. Riley Principal Capital II, LLC (“B. Riley”), that provides the Company with the ability to raise up to $10.0 million of capital at its discretion over a period of 36 months, subject to customary terms and conditions.

Under the Equity Facility, Stardust Power has the right, but not the obligation, to sell shares of its common stock to B. Riley over a three-year period. This structure allows the Company to raise capital incrementally, avoid large block discounts, and align funding activity with its business needs.

Proceeds from any sales under the Equity Facility are expected to be used for supporting pre-construction and construction activities, long-term growth objectives, working capital and general corporate purposes. The Equity Facility includes customary safeguards, including ownership limitations, Nasdaq compliance thresholds, and pricing protections, and does not restrict the Company’s ability to pursue alternative financing strategies outside of certain defined parameters.

“This facility provides Stardust Power with a flexible capital tool as we advance a strategically important U.S. lithium project,” said Roshan Pujari, Founder and CEO of Stardust Power. “It allows us to strengthen our balance sheet on our terms, while remaining disciplined and opportunistic in how and when we access the capital markets, preserving optionality as we move toward key execution milestones.”

In connection with the Equity Facility, the Company filed a registration statement on Form S-1 (File No. 333-293405) with the Securities and Exchange Commission on February 12, 2026, which was declared effective on February 17, 2026, for the resale by B. Riley of the securities it may purchase in the Equity Facility.

About Stardust Power Inc.

Stardust Power is a developer of battery-grade lithium carbonate designed to bolster America’s energy security through resilient supply chains. The Company is building a strategically located lithium refinery in Muskogee, Oklahoma, with the capacity to produce up to 50,000 metric tons of battery-grade lithium carbonate annually. Committed to sustainability at every stage, Stardust Power trades on Nasdaq under the ticker “SDST.”

For more information, visit www.stardust-power.com

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com

Cautionary Note Regarding Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s Equity Facility, product development and business prospects. These statements may include, without limitation, statements regarding management’s expectations about future business strategies, financial performance, operating results, growth opportunities, market developments, competitive position, regulatory outlook, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “model,” “outlook,” “plan,” “predict,” “project,” “seek,” “target,” “will,” “could,” “should,” or similar expressions.

Forward-looking statements are not guarantees of future performance. They are based on current expectations, estimates, forecasts, and assumptions that involve significant risks and uncertainties, many of which are beyond the Company’s control and are difficult to predict. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including but not limited to: macroeconomic conditions; inflationary pressures; changes in interest rates; supply chain disruptions; evolving consumer demand; competitive and technological developments; regulatory or legal changes; litigation exposure; cybersecurity threats; and fluctuations in foreign exchange rates. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. Except as required by law, the Company assumes no obligation and expressly disclaims any duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, even if subsequent events cause expectations to change.

You should consult our filings with the U.S. Securities and Exchange Commission (SEC), including the “Risk Factors” section of its most recent Annual Report on Form 10-K and subsequent filings on Form 10-Q, for additional detail about the factors that could affect our financial and other results.